UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2025
SERVE ROBOTICS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-42023	85-3844872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Broadway Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)
(818) 860-1352
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SERV	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2025 annual meeting of stockholders of Serve Robotics Inc. (the “Company”) held on June 12, 2025 (the “Annual Meeting”), the following proposals were submitted to the stockholders of the Company:

Proposal 1: The election of two directors to serve as Class II directors for a term of three years until the 2028 annual meeting of stockholders.

Proposal 2: The ratification of the selection of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Proposal 3: The approval of an amendment of the Company’s 2023 Equity Incentive Plan to increase the aggregate number of shares authorized for issuance under the 2023 Equity Incentive Plan.

For more information about the foregoing proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2025 (the “Proxy Statement”). Of the 57,006,809 shares of the Company’s common stock entitled to vote at the Annual Meeting, 33,949,098 shares, or approximately 59.55%, were represented at the meeting in person or by proxy, constituting a quorum. The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, if applicable, in respect of each such matter is set forth below:

Proposal 1: Election of Directors.

The Company’s stockholders elected the following directors to serve as Class II directors until the 2028 annual meeting of stockholders. The votes regarding the election of directors were as follows:

Director	Votes For	Votes Abstaining/ Withheld	Broker Non-Votes
Lily Sarafan	15,855,432	153,861	17,939,805
Olivier Vincent	13,213,621	2,795,672	17,939,805

Proposal 2: Ratification of PwC.

The Company’s stockholders ratified the selection of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining/Withheld
33,619,013	258,127	71,958

Proposal 3: Amendment to the Company’s 2023 Equity Incentive Plan.

The Company’s stockholders approved an amendment to the Company’s 2023 Equity Incentive Plan to increase the aggregate number of shares authorized for issuance under the 2023 Equity Incentive Plan. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstaining/ Withheld	Broker Non-Votes
12,126,213	3,804,616	78,464	17,939,805

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Serve Robotics Inc.

Dated: June 16, 2025	/s/ Brian Read
Brian Read
Chief Financial Officer